UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cornerstone OnDemand, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 14, 2018

CORNERSTONE ONDEMAND, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 23, 2018
Date: June 14, 2018 **Time:** 1:00 PM PDT
Location: Cornerstone OnDemand, Inc.
Corporate Headquarters
1601 Cloverfield Blvd.
Suite 620 South
Santa Monica, CA 90404

BARCODE

cornerstone

CORNERSTONE ONDEMAND, INC.
1601 CLOVERFIELD BLVD.
SUITE 620 SOUTH
SANTA MONICA, CA 90404

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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0000382994_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods . 17 . 1 . 0 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession R1 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000382994 marked by the arrow available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Robert Cavanaugh 02 Kristina Salen 03 Marcus S. Ryu 04 Elisa A. Steele 05 Richard Haddrill

The Board of Directors recommends you vote FOR the following proposal:

2. To approve an amendment to our amended and restated certificate of incorporation to declassify our board of directors.

The Board of Directors recommends you vote FOR the following proposal:

3. To approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote 1 YEAR for the following proposal:

4. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

5. To ratify the appointment of PricewaterhouseCoopers LLP as Cornerstone OnDemand, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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0000382994_3 R1.0.1.17

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000382994_4 R1.0.1.17 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #